Exhibit 10.202

***** INdicates Certain confidential portions of this Exhibit that have been omitted pursuant to Item 601(b) of Regulation S-K because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

A.N.: 130339

AMD_00255400.0

AMENDMENT

Date of Amendment: February 1, 2019

AMENDMENT (this “Amendment”) to the Index License Agreement for Funds (MSCI reference number IXF_00040) dated as of March 18, 2000 (as previously amended, the “Agreement”) is made by and between MSCI Inc. (formerly known as Morgan Stanley Capital International Inc.) (“MSCI”) and BlackRock Fund Advisors, a California corporation (as successor to Barclays Global Investors, N.A.) (“Licensee”).  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

1.	Exhibit A of the Agreement is hereby amended to add the following Index:

•	MSCI USA Extended ESG Leaders Index

Or such other indexes as agreed by Licensee and MSCI in writing.

2.	Licensee may use the Index set forth in Section 1 above solely with respect to the following Licensee fund (a “Fund” as such term is defined in the Agreement):

•	iShares ESG MSCI USA Leaders ETF

or such other names as agreed by Licensee and MSCI in writing.

The Fund identified above shall be an exchange traded index fund listed on a national securities exchange located in the United States.

3.

Licensee shall pay MSCI a ********* license fee based on ************** ************** ************* ************ ************, which fee shall be calculated and payable on ******* **********.  The ********* license fee shall be calculated **************** ***************** *********** ******** **************** ******** ********* ********** ********** *********** *********** *********** *********** ************  ******** ******** ******** ******** ******** ******** *************** ************** ********* *******  ************ ****************.

***************	*********************
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*******************************	************************************* ************************************
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*************	************************************* ************************************

For the avoidance of doubt, the ********* license fees shall be *********** *************.  *************** *********** *********** ************ ************ ************ ************ ************ ***********  *********** *********** *********** *********** *********** ***********  *********** *********** **************** ************** ************ ************** ******** ******* ************ **************** ******************* *************** *************** *************** *********** ***********.

“Expense Ratio” shall mean the ratio (expressed as a percentage) obtained when dividing *********** ********** ********** ************* ************* ************** *********** ********** ********** ************ ************** ******************* *************** *************** ************** ************** by ************** **************** ***************.

Notwithstanding anything to the contrary contained herein, if during any relevant period the Fund ************ *************** or *************** ***************** **************** or if the Fund has an ******* ************** ******************** ************** ***************** ************** *********** ********* ***************** ****************** *******************.

4.	Special Conditions:

a.

To the extent that this Amendment conflicts with the Agreement, this Amendment shall control.  No right or license of any kind is granted to Licensee except as expressly provided in the Agreement and this Amendment.

b.	MSCI may terminate this Amendment with respect to the Index set forth in Section 1 if, within one (1) year of the date of this Amendment, Licensee does not list the Fund based on the Index.

c.

If Licensee delists the Fund identified above or changes the underlying Index for the Fund, Licensee’s right to use the Index set forth in Section 1 with respect to the Fund shall automatically and immediately terminate.

d.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

ACKNOWLEDGED AND AGREED

LICENSEE: BlackRock Fund Advisors		MSCI Inc.

By	/s/ Ruth Weiss	By	/s/ Alex Gil

Name	Ruth Weiss	Name	Alex Gil

Title	Managing Director	Title	Executive Director

Date	2.8.19	Date	Feb. 20, 2019

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